SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)



Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by rule 14a-
     6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12


                          UTAH MEDICAL PRODUCTS, INC.
                (Name of Registrant as Specified In Its Charter)

          (Name of Person(s) Filling Proxy Statement if other than the
                                  Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
    Item 22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   1)  Title of each class of securities to which transaction applies:

   2)  Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

   4)  Proposed maximum aggregate value of transaction:

   5)  Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:
   2)    Form, Schedule, or Registration Statement No.:
   3)    Filing Party:
   4)    Date Filed:

March  24,  2000

Dear  UTMD  Shareholder:

You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Utah Medical Products, Inc. (UTMD). The meeting will be held promptly at 12:00 noon (local time) on Friday, May 12, 2000 at the corporate offices of UTMD, 7043 South 300 West, Midvale, Utah USA. Please use the North Entrance.

Please note that attendance at the Annual Meeting will be limited to shareholders as of the record date (or their authorized representatives), and to guests of the Company. Proof of ownership can be a copy of the enclosed proxy card. You may wish to refer to page two of this Proxy Statement for information about voting your proxy, including voting at the Annual Meeting.

At the Annual Meeting, UTMD shareholders will elect two directors and consider other business. If you think you will be unable to attend the meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the meeting in person, you may revoke the proxy.

If you would like to receive UTMD's press releases and other financial information such as SEC Forms 10-K and 10-Q, you can choose from several methods of obtaining the information: To be added to the Company mailing list, call (801-569-4200), write or e-mail (info@utahmed.com) your mailing address to Paul Richins. To get news releases by facsimile, call 800-758-5804, access number 891175 and follow the instructions. To use the Internet, you can view and print the information directly from UTMD's website; HTTP://WWW.UTAHMED.COM.

Thank  you  for  your  ownership  in  UTMD!

Sincerely,


/s/  Kevin  L.  Cornwell

Kevin  L.  Cornwell
Chairman  &  CEO

                           UTAH MEDICAL PRODUCTS, INC.
                               7043 SOUTH 300 WEST
                              MIDVALE, UTAH  84047
                                 (801) 566-1200

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 2000


TO  THE  SHAREHOLDERS  OF  UTAH  MEDICAL  PRODUCTS,  INC.

     The Annual Meeting of Shareholders (the "Annual Meeting") of UTAH MEDICAL PRODUCTS, INC. (the "Company" or "UTMD"), will be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 12, 2000, at 12:00 noon, local time, for the following purposes:

(1) To elect two directors to serve for terms expiring at the 2003 Annual Meeting and until successors are elected and qualified; and

(2) To transact such other business as may properly come before the Annual Meeting.


     UTMD's Board of Directors recommends a vote "FOR" each of the nominated directors, whose backgrounds are described in the accompanying Proxy Statement, and for the other proposal.

     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 10, 2000 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

This Proxy Statement and form of proxy are being first furnished to shareholders of the Company on approximately April 7, 2000.

     THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

     /s/  Kevin  L.  Cornwell

     Kevin  L.  Cornwell,  Secretary

Salt  Lake  City,  Utah
Dated:  March  24,  2000



     PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, NOMINEE, OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR SHARES. PLEASE CONTACT PROMPTLY THE PERSON
                                                     ----------------
RESPONSIBLE  FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.
                                  -----------------

                           UTAH MEDICAL PRODUCTS, INC.

                                 PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of UTAH MEDICAL PRODUCTS, INC. (the "Company" or "UTMD") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 12, 2000, at 12:00 noon, local time, and any postponement or adjournment(s) thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If the enclosed proxy is signed and returned timely without specific instructions, it will be voted at the Annual Meeting:

(1)     FOR  the election of Kevin L. Cornwell and Paul O. Richins as directors;
        and

(2) IN accordance with the best judgment of the persons acting under the proxies on other matters presented for a vote.

     THE BOARD OF DIRECTORS HAS APPROVED THE FOREGOING PROPOSALS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS. PROXIES SOLICITED BY THE COMPANY WILL BE VOTED FOR EACH OF THE PROPOSALS UNLESS A VOTE AGAINST, OR AN ABSTENTION FROM, ONE OR MORE OF THE PROPOSALS IS SPECIFICALLY INDICATED ON THE PROXY.

     A PROXY FOR THE ANNUAL MEETING IS ENCLOSED. IT IS IMPORTANT THAT EACH SHAREHOLDER COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT SHE/HE PLANS TO ATTEND THE ANNUAL MEETING. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE BY PROVIDING THE SECRETARY OF THE COMPANY WITH AN INSTRUMENT
REVOKING  THE  PROXY  OR  BY  PROVIDING THE SECRETARY OF THE COMPANY WITH A DULY
EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A SHAREHOLDER MAY REVOKE HER/HIS PROXY BY ATTENDING THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

     PROXIES  ARE  BEING  SOLICITED  BY  THE COMPANY, AND ALL COSTS AND EXPENSES
INCURRED IN CONNECTION WITH THE SOLICITATION WILL BE PAID BY THE COMPANY. PROXIES ARE BEING SOLICITED BY MAIL, BUT, IN CERTAIN CIRCUMSTANCES, OFFICERS AND DIRECTORS OF THE COMPANY MAY MAKE FURTHER SOLICITATION IN PERSON, BY TELEPHONE, FACSIMILE TRANSMISSION, TELEGRAPH, OR OVERNIGHT COURIER.

     Only holders of the 6,442,011 shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") issued and outstanding as of the close of business on March 10, 2000 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least a majority of the 6,442,011 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether or not the proxies are instructed to abstain from voting or consist of broker non-votes. Under the Utah Revised Business Corporation Act matters, other than the election of directors and certain specified extraordinary matters, are approved if the number of votes cast FOR exceed the number of votes cast AGAINST, and abstentions and broker non-votes are not counted for purposes of determining whether a matter has been approved. Directors are elected by a plurality of the votes cast; abstentions and broker non-votes are not counted.

     Officers and directors holding an aggregate of 113,377 shares, or approximately 1.76% of the issued and outstanding stock, have indicated their intent to vote in favor of all proposals.

                     PROPOSAL NO. 1.  ELECTION OF DIRECTORS


GENERAL

     The Company's Articles of Incorporation provide that the Board of Directors is divided into three classes as nearly equal in size as possible, with the term of each director being three years and until such director's successor is elected and qualified. One class of the Board of Directors shall be elected each year at the annual meeting of the shareholders of the Company. The Board of Directors has nominated Kevin L. Cornwell and Paul O. Richins for election as directors, each for a three year term expiring at the 2003 Annual Meeting.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named above as directors of the Company, except as otherwise specified in the proxy. In the event the nominees shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such other person(s) as may be designated by the Board of Directors. The officers of the Company are elected to serve at the pleasure of the Board of Directors. The information concerning the nominees and other directors and their security holdings has been furnished by them to the Company. (See "PRINCIPAL SHAREHOLDERS" below.)

DIRECTORS  AND  NOMINEES

     The Board of Directors' nominees for election as directors of the Company at the 2000 Annual Meeting are Kevin L. Cornwell and Paul O. Richins. The other members of the Board of Directors were elected at the Company's 1998 and 1999 meetings for terms of three years, and therefore are not standing for election at the 2000 Annual Meeting. Dr. Payne's term expires at the 2001 Annual Meeting, and the terms of Dr. Bennett and Mr. Hoyer expire at the 2002 Annual Meeting. Background information appears below with respect to the incumbent directors whose terms have not expired, as well as the two directors standing for election to the board.


                                  Year
                                   First                  Business Experience During
Name                   Age       Elected           Past Five Years   and Other Information
-----------------     ----       -------        ------------------------------------------------------------
Kevin L. Cornwell      53          1993        Chairman of UTMD since 1996.  President and CEO since
                                               December 1992; Secretary since 1993.  Has served in various senior operating management positions in several technology-based companies over a 26 year time span, including as a director on seven other company boards.  Received B.S. degree in chemical
                                               engineering from Stanford University,  M.S. degree in engineering-
                                               economic systems from Stanford Graduate School of Engineering, and MBA degree specializing in finance from Stanford Graduate
                                               School of Business.

Stephen W. Bennett     67          1994        Retired.  Served five years as fund manager, director and senior analyst for healthcare investments for an institutional investment firm.  Received B.A. degree in biology from Stanford University,
                                               M.D. degree from Stanford School of Medicine, M.P.H. and T.M.
                                               degree and Dr.P.H. degree from Tulane School of Medicine.

Ernst G. Hoyer          62         1996        General Manager of Petersen Precision Engineering Company,
                                               Redwood City, CA.  Previously served in engineering and general management positions for four technology-based companies over a
                                               30 year time span.  Received B.S. degree in process engineering from the University of California, Berkeley and MBA degree from the
                                               University of Santa Clara.

Barbara A. Payne       53          1997        Consultant.  Served over eighteen years as corporate research scientist for a Fortune 50 firm, environmental scientist for a national laboratory.  Received B.A. degree in psychology from Stanford
                                               University,  M.A. degree from Cornell University, and M.A. and
                                               Ph.D. degrees in sociology from Stanford University.

Paul O. Richins        39          1998        Chief Administrative Officer of UTMD since 1997.  Treasurer and
                                               Assistant Secretary since 1994.  Joined UTMD in 1990. Received
                                               B.S. degree in finance from Weber State University , and MBA degree from Pepperdine University.

 SECURITY  OWNERSHIP  OF  MANAGEMENT  AND  CERTAIN  PERSONS

     The following table furnishes information concerning the ownership of the Company's Common Stock as of March 10, 2000, by the directors, the nominees for director, the executive officer named in the compensation tables on page 6, all directors and officers as a group, and those known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock as of December 31, 1999.



                                   Nature of     Number of
Name                               Ownership   Shares Owned   Percent
---------------------------------  ----------  -------------  --------
PRINCIPAL SHAREHOLDER

FMR Corp.                          Direct           758,800      11.78%
82 Devonshire Street
Boston, Massachusetts 02109

DIRECTORS AND EXECUTIVE OFFICERS


Kevin L. Cornwell(1)(3)(4)         Direct             80,000      1.24%
                                   Options           402,500      5.88%
                                                     -------
                                   Total             482,500      7.05%


Ernst G. Hoyer(1)(2)(3)(4)(5)      Direct            20,000      0.31%
                                   Options           35,000      0.54%
                                                  ----------
                                   Total             55,000      0.85%



Stephen W. Bennett(1)(2)(3)(4)(5)   Direct            5,500      0.09%
                                    Options          45,000      0.69%
                                                   ---------
                                    Total            50,500      0.78%

Paul O. Richins(4)                  Direct            4,977      0.08%
                                    Options          24,188      0.37%
                                                   --------
                                    Total            29,165      0.45%


Barbara A. Payne(2)(3)(4)(5)        Direct            2,900      0.05%
                                    Options          20,000      0.31%
                                                  ---------
                                    Total            22,900      0.35%


ALL OFFICERS AND DIRECTORS         Direct           113,377      1.76%
AS A GROUP (8 PERSONS)             Options          539,613      7.73%
                                                    -------
                                   Total            652,990      9.35%

(1)   Executive  Committee  member.
(2)   Audit  Committee  member.
(3)   Nominating  Committee  member.
(4)   Compliance  Committee  member.
(5)   Compensation  and  Option  Committee  member.

In the previous table, shares owned directly by directors and executive officers are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power. Calculations of percentage of shares outstanding assumes the exercise of options to which the percentage relates. Percentages calculated for totals assume the exercise of options comprising such totals.

COMPLIANCE  WITH  EXCHANGE  ACT  REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all section 16(a) requirements applicable to persons who were officers, directors and greater than 10% shareholders during the preceding fiscal year were complied with.

BOARD  AND  COMMITTEE  MEETINGS

     The directors held four meetings during 1999 and one meeting to date in 2000. All of the directors attended all meetings during their respective incumbencies.

     The Company has Executive, Audit, Compliance, Nominating, and Compensation and Option Committees. The current members of the Company's committees are identified in the preceding table.

     The Executive Committee held two formal meetings during 1999 and one formal meeting to date in 2000. In addition, the Committee met informally about once per month. At each of its formal meetings, the Committee passed resolutions on behalf of the board of directors.

     The Audit Committee met once during 1999 and once to date in 2000 to review the results of the 1998 and 1999 audits by UTMD's independent auditor, Tanner + Co. The Audit Committee approves management's recommendation of independent accountants, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, and programs to comply with applicable requirements relating to financial accountability.

     The Compliance Committee met in conjunction with each board meeting during 1999. In each meeting, after receiving the Company's routine compliance reports, the Board reviewed compliance by UTMD and its personnel, including executive officers and directors, with applicable regulatory requirements as well as the Company's own compliance policy, and compared its established policies and procedures for compliance with current applicable laws and regulations, under the guidance of Corporate Counsel.

     The Nominating Committee met informally during 1999. The Nominating Committee takes the lead in nominating new directors. The Nominating Committee will consider nominees recommended by shareholders. In accordance with the Company's bylaws, shareholder's nominations for election as directors must be submitted in writing to the Company at its principal offices not less than 30 days prior to the Annual Meeting at which the election is to be held (or if less than 60 days' notice of the date of the Annual Meeting is given or made to shareholders, not later than the tenth day following the date on which the notice of the Annual Meeting was mailed). The notice to the Company from a shareholder who intends to nominate a person at the Annual Meeting for election as a director must contain certain information about the shareholder and the person(s) nominated by him, including, among other things, the name and address of the shareholder, a representation that the shareholder is entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and the consent of each nominee to serve as a director if so elected.

     The Compensation and Option Committee, comprised of three outside directors as indicated in the table above, consulted by telephone and met once formally near the beginning of 2000 to review management performance, recommend compensation, and develop compensation strategies and alternatives throughout the Company, including those discussed in the committee's report contained in this Proxy Statement. The deliberations included an independent analysis of the CEO compensation in the medical device industry, which culminated in recommendations at the January 2000 Board Meeting.

EXECUTIVE  OFFICER  COMPENSATION

     The following table sets forth, for each of the last three fiscal years, cash compensation received by the Company's Chief Executive Officer. No other executive officers received salary and bonus for services which exceeded
$100,000  for  the  fiscal  year  ended  December  31,  1999.


                                         SUMMARY COMPENSATION TABLE

                                                                           Long Term Compensation
                                                                           ----------------------
                                      Annual Compensation                   Awards          Payouts
                                 ------------------------------       ----------------      -------
        (a)            (b)        (c)          (d)        (e)          (f)         (g)        (h)        (i)
                                                         Other                  Securities
                                                         Annual    Restricted   Underlying            All Other
                       Year                              Comp-       Stock       Options/     LTIP     Compen-
Name and Principal     Ended     Salary       Bonus     ensation     Award(s)      SARs      Payouts   sation
Position              Dec. 31      ($)         ($)       ($) (1)       ($)         (#)        ($)       ($)
-------------------   -------    -------     -------    --------     --------   -------     ------     -------

Kevin L. Cornwell      1999      200,850      166,500       4,000       --       90,000         --        --
  Chairman & Chief     1998      195,000      120,240       1,000       --       85,000         --        --
  Executive Officer    1997      185,000       75,000       1,000       --       65,000         --        --

     (1)     Amounts  are  Company  payments  for  401(k)  matching  contributions.


     The  following  table  sets  forth  information  respecting all individual
grants  of  options  made  during  the  last completed  fiscal  year   to   any
executive  named  in  the  Summary  Compensation  Table.


                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                        Potential Realized Value
                                                                                            at Assumed Annual
                                                                                          Rates of Stock Price
                                                                                            Appreciation for
                                     Individual Grants                                        Option Term (2)
---------------------------------------------------------------------------------------    ---------------------
       (a)              (b)                     (c)                (d)         (e)          (f)          (g)
                      Number of           % of Total
                      Securities          Options/SARs
                      Underlying           Granted to          Exercise or
                     Options/SARs        Employees During      Base Price    Expiration
       Name          Granted(#)(3)         Fiscal Year(1)      ($/share)        Date         5%($)        10%($)
------------------   -------------       ---------------       ----------    ----------      -----       --------

Kevin L. Cornwell        90,000                40.5%              $ 6.50       Jan 2009      $367,900    $932,300

(1)     The Company awarded new options to employees representing 222,000 shares in 1999. Percentage shown is based on this  total. As of March 2000, 186,500 shares  of  the  1999  awards  remain  outstanding.
(2)     Value  was calculated based on grant date market price ($6.50 per share) assuming  the  indicated
        appreciation  rates  compounded  annually.
(3)     All  optionees may use Company shares owned for a period of at least six months  to  pay  for  the exercise  of  options.  The Company may accept shares to cover withholding or other employee taxes.
        In the event of a change  in  control,  the  Company is required to pay the optionee a cash amount equal to the excess of the  market price over the exercise price of all options granted, whether or not vested.


     The following table sets forth information respecting the exercise of options during the last completed fiscal year by each executive named in the Summary Compensation Table above and the December 31, 1998 fiscal year end values of unexercised options, based on the closing price ($6.75) of the Company's Common Stock on the New York Stock Exchange on December 31, 1999.




           AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES



(a)                      (b)          (c)                   (d)                              (e)
                                                       Number of Securities         Value of Unexercised
                                                     Underlying Unexercised              In-the-Money
                                                        Options/SARs at                Options/SARs at
                                                           FY-End (#)                      FY-End ($)

                      Shares
                    Acquired on      Value
Name                Exercise (#)   Realized ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
-----------------   -----------    -----------        -------------------------    -------------------------
Kevin L. Cornwell      0              0                  365,000  /  175,000            $0  /  $22,500


REPORT  OF  THE  COMPENSATION  AND  OPTION  COMMITTEE

     General

     Under the supervision of the Compensation and Option Committee, the Company has developed and implemented compensation policies, plans, and programs that seek to enhance the long-term profitability and growth of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's senior managers and other key employees with those of its shareholders. The Compensation and Option Committee of the Board of Directors is responsible for evaluating and recommending specific executive compensation for formal board approval on an annual basis.

     The Company applies a consistent philosophy to compensation for all employees, including senior management. The philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individual employees working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the needs and expectations of customers and shareholders.

     There  are  seven  basic objectives for the Company's compensation program:

     (1)     Pay  for  Performance.  The  basic  philosophy  is that rewards are
             ---------------------
provided for the long term value of individual contribution and performance to the Company. Rewards are both recurring (e.g., base salary) and non-recurring (e.g., bonuses), and both financial and non-financial (e.g., recognition and non-financial awards).

     (2)     Provide  for Fairness and Consistency in the Administration of Pay.
             ------------------------------------------------------------------
Compensation is based on the value of the job, what each individual brings to the job, and how well each individual performs on the job, consistently applied across all functions of the Company.

     (3)     Pay  Competitively.  The  Company  believes it needs to attract and
             ------------------
retain the best people in the industry in order to achieve one of the best performance records in the industry. In doing so, the Company needs to be perceived as rewarding well, where competitive compensation includes the total package of base pay, bonuses, awards, and other benefits.

     (4)     Conduct  an  Effective  Performance  Review  Process.  The  Company
             ----------------------------------------------------
believes it needs to encourage individual employee growth and candidly review each individual's performance in a timely way. This feedback process is bilateral, providing management with an evaluation of the Company through the eyes of its employees.

     (5)     Effectively  Plan  and  Administer  the  Compensation  Program.
             --------------------------------------------------------------
Expenditures for employee compensation must be managed to what the Company can afford and in a way that meets management goals for overall performance and return on shareholder equity.

     (6)     Communicate  Effectively.  The  Company  believes that an effective
             ------------------------
communication process must be employed to assure that its employees understand how compensation objectives are being administered and met.

     (7)     Meet All Legal Requirements.  The compensation program must conform
             ---------------------------
to  all  state  and  federal  employment  laws  and  guidelines.

     The  Company  uses  essentially  five vehicles in its compensation program.

     (1)     Salary.  UTMD sets base salaries by reviewing the aggregate of base
             ------
salary and annual bonus for competitive positions in the market. Executive base salaries are set at the beginning of each calendar year by the Board of Directors. For senior management, base salaries are fixed at levels somewhat below the competitive amounts paid to senior management with comparable qualifications, experience, and responsibilities at other similarly sized companies engaged in the same or similar businesses. Then, annual bonuses and longer term incentive compensation are more highly leveraged and tied closely to the Company's success in achieving significant financial and non-financial goals.

     (2)     Bonuses.  UTMD  has sales, research and development, and management
             -------
bonuses, which are generated out of an annual pretax profit sharing pool, the Management Bonus Plan, which is calculated after the year-ending independent financial audit has been completed. The Board of Directors has approved 4% of pretax, prebonus earnings, plus 10% of pretax, prebonus earnings improvements over the prior year's results, as an allocation for the Plan. For example, if the Company achieves 20% growth in pretax earnings, the sales, research and development, and management bonus pool will accrue 6% of pretax earnings, which will be paid under recommendation of the Compensation and Option Committee and approved by the Board.

     UTMD's management personnel, beginning with the first level of supervision and professional management, and including certain non-management specialists and technical people, together with all direct sales representatives, are eligible as participants in the Management Bonus Plan. In 1999, seventy-nine participants were included in the Plan. The Management Bonus Plan also funded extraordinary performance bonuses paid to thirty-two employees during the year who were non-participants in the Plan, attendance bonuses paid to over one hundred non-exempt personnel and the annual holiday gift to employees.

     The Company makes occasional cash awards, in amounts determined on an individual basis, to employees who make extraordinary contributions to the performance of the Company within a given period. These payments are made as frequently and contemporaneously as possible to recognize excellent accomplishments when they occur. The awards are funded from the accrued Plan described above, and therefore do not impact the Company's financial performance. Senior management is not eligible for these awards.

     For 1999, executive management listed in the table on page 6 received a total bonus of $166,500, which was equal to about 83% of aggregate base income and about 35% of the pool accrued per the formula above. The actual bonus resulted from the Compensation and Option Committee's assessment and the Board's approval of achievement of specific objectives and value of both short term and long term contribution to the Company's overall performance.

     (3)     Employee  Stock  Options.  The  Compensation  and  Option Committee
             ------------------------
believes that its awards of stock options have successfully focused the Company's key management personnel on building profitability and shareholder value. When taken together with the share repurchase program, the net result of the option program over the last five years has been awarding option shares to key employees at a higher price, and in smaller amounts, than shares actually repurchased in the open market during the same time period. The Board of
Directors considers this policy highly contributory to growth in future shareholder value. The number of options granted in 1999 reflects the judgment of the Board of the number of options sufficient to constitute a material, recognizable benefit to recipients. No explicit formula criteria were utilized, other than minimizing dilution to shareholder interests.

The Board of Directors ordinarily awards employee options each year at its regularly scheduled board meeting following the audited close of the prior year's financial performance. During 1999, the Board of Directors approved grants to 96 employees of options to purchase a total of 222,000 shares at an average price of $6.58 per share. Included in this number are options on 90,000 shares granted to executive management listed on page 6.

     Of the 222,000 options granted to employees in 1999, options representing 35,500 shares have been canceled after termination of services. Employee options vest over a four year period, with a ten year exercise period. Management expects to recommend additional options be awarded on an annual basis to the Company's key employees based on its belief that sharing the wealth of the Company with those who help create it is the best way to assure growth in shareholder value. In January 2000, the Board of Directors authorized options to purchase a total of 120,000 shares at a price of $6.50 per share. No options were granted to executive management listed on page 6.

(4)     401(k)  Retirement Plan.  The Compensation and Option Committee believes
        -----------------------
that a continuance of the Company plan instituted in 1985 is consistent with ensuring a stable employment base by helping to provide Company employees with a vehicle to build long-term financial security. The Company matched a portion of employee contributions in 1999 at a cost about $87,000. Of this total amount, executive management received $4,000. For 2000, the Board of Directors has approved continuing the matching formula of 40% of employee contributions, up to certain individual limits, for employees who meet eligibility requirements.

(5)     Group  Benefit  Plan.  The  Company provides a group health, dental, and
        --------------------
life insurance plan for its employees consistent with self-funded group plans offered by other similar companies. A portion of the monthly premium cost is generally paid by plan participants. Prior to 1998, all employees, including executive officers and senior managers, paid premiums on the same basis. Beginning in 1998, employees being paid wages at a rate of $9.50 or less per hour were provided a 25% discount to the standard premium rates paid by other employees.

     Executive  Officer  Compensation

     Utilizing the compensation objectives and vehicles outlined previously, the Compensation and Option Committee comprised of all three outside directors established base compensation for the CEO by reference to surveys of similar companies, adjusted as the Committee deemed appropriate for variations in industry type, geographic location, size, and profitability. Base salary was fixed at a level somewhat below the competitive amounts paid to executive officers with comparable qualifications, experience, and responsibilities at other similarly sized companies engaged in the same or similar businesses. The annual bonus and long term incentive compensation in the form of stock options were more highly leveraged and tied closely to the Company's success in achieving significant financial and non-financial goals.

     The annual bonus for the CEO was awarded on the same basis as all employees included in the Management Bonus Plan. At the beginning of the year, Plan participants were awarded participation units in the bonus plan, proportional to base salary and responsibility, based on the Committee's determination of the relative contribution expected from each person toward attaining Company goals. Each individual's performance objectives, derived as the applicable contribution needed from that executive to achieve the Company's overall business plan for the year, were reviewed by the Committee. These goals included financial (weighted most heavily) and non-financial goals. Financial goals included net sales, gross profit margin, operating margin, after-tax profits, return on equity, and particularly in the case of the CEO, growth in earnings per share. Non-financial goals included continuing the development of a talented and motivated team of employees, conceiving and implementing programs to maintain competitive advantages and to achieve consistent growth, reacting to competitive challenges, developing business initiatives to further support critical mass in a consolidating marketplace, promoting the Company's participation in socially responsible programs, maintaining compliance with regulatory requirements, achieving a high regard in the integrity of the Company and its management, and minimizing factors that represent significant business risks.

     The amount of bonus paid to the CEO was based on the Committee's evaluation of his success in meeting the respective shorter term performance objectives, supplemented by the Committee's evaluation of his performance and contribution in meeting the Company's longer term financial and non-financial objectives. In 1999, financial objectives set in the operating plan at the beginning of the year were met or exceeded. In particular, a 25% increase in operating profits and 29% increase in earnings per share were considered extraordinary performance by the Committee. In addition, the Committee believes that non-financial performance objectives were met. For example, the U.S. direct sales force required to implement UTMD's solutions selling approach was further developed. Further, the CEO was credited by the Committee with protecting UTMD shareholder interests in leading important litigation activities. Upon application of the above criteria by the Compensation and Option Committee and upon its recommendation in early 1999, the Board of Directors awarded the CEO a bonus for 1999 of $166,500 under the Management Bonus Plan. In addition, the Board set the CEO's 2000 base salary at $208,884.

     The Committee intends that stock options serve as a significant component of the CEO's total compensation package in order to retain his efforts on behalf of the Company and to focus his efforts on enhancing shareholder value. In early 1999, upon the recommendation of the Compensation Committee, the Board awarded Mr. Cornwell stock options to purchase 90,000 shares with an exercise price of $6.50 per share, vesting over four years. No CEO options have been awarded in 2000.

     The  foregoing  report  has  been furnished by:          Stephen W. Bennett
                                                              Ernst  G.  Hoyer
                                                              Barbara  A.  Payne

COMPENSATION  AND  OPTION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     The members of the Compensation and Option Committee are Stephen W. Bennett, Ernst G. Hoyer, and Barbara A. Payne. No member of such committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of such Committee, his family, or his affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director, or member of a compensation committee of any other entity, an executive officer or director of which is a member of the Compensation and Option Committee of UTMD.

EMPLOYMENT  AGREEMENTS,  TERMINATION  OF  EMPLOYMENT,  AND  CHANGE  IN  CONTROL

     The Company is required to pay Mr. Cornwell additional compensation in the event his employment is terminated as a result of a change in control, at the election of the Company, or by the mutual agreement of Mr. Cornwell and the Company. Under the agreement, the additional compensation that the Company is required to pay Mr. Cornwell is equal to his last three year's income inclusive of salary and bonus, and the appreciation of stock value for awarded options above the option exercise price. In the event of a change in control, the Company will also pay Mr. Cornwell incentive compensation equal to about 1% of the excess value per share paid by an acquiring company that exceeds $14.00 per share.

     The Company is required to pay all other optionees under employee and outside director's option plans, the appreciation of stock value for awarded options above the option exercise price in the event of a change of control of the Company.

The Company presently has no other employment agreements in the U.S. In Ireland, the Company is subject to providing certain advance notice to its employees in the event of termination. Under the terms of employment grants awarded as incentives by the Industrial Development Agency (Ireland), the Company would be obligated to repay grants during a five year period if employment declines from levels at which grants were claimed by UTMD.

OUTSIDE  DIRECTORS'  COMPENSATION

     Outside (non-employed) directors currently receive annual cash compensation of $14,000 each ($17,000 for executive committee members) plus reimbursement of expenses in attending meetings.

     On January 29, 1999 the Board of Directors awarded options to outside directors in the aggregate amount of 45,000 shares at an exercise price of $6.50 per share. The 1999 outside director options vested on August 30, 1999. No outside director options have been awarded in 2000. The purpose of the Directors' Stock Option Plan, as ratified and approved by the shareholders at an annual meeting, is to aid the Company in retaining outside directors without interlocking interests, and to provide directors with an incentive to use their best efforts to promote the success of UTMD's business consistent with all shareholders' interests.

     In eight years under the outside directors' option plan including 2000, outside directors have been awarded options for 265,000 shares, of which 109,000 have been canceled without exercise. Outside director options which have not been canceled or exercised represent about 11% of total Company options awarded and uncanceled since 1993. The Company is required to pay optionees under the outside directors' option plan, the appreciation of stock value for issued options above the option exercise price in the event of a change of control of the Company.

STOCK  PERFORMANCE  CHART

     The following chart compares what an investor's five year cumulative total return (assuming re-investment of dividends) would have been assuming initial $100 investments on December 31, 1994 for the Company's Common Stock and the two indicated indices. The Company's common stock traded on NASDAQ from December 1983 until December 26, 1996, when it began trading on the New York Stock Exchange. On March 8, 2000 the Company's stock began trading once again on the NASDAQ Stock Market.


Performance Graph appears here. Detailed below are the plot points:




                                            12/94  12/95  12/96  12/97  12/98  12/99
                                            -----  -----  -----  -----  -----  -----

Utah Medical Products                       100.0  233.1  157.4   80.1   77.2   79.4
Nasdaq Stock Market (US & Foreign)          100.0  140.4  171.8  209.8  290.1  534.7
Nasdaq Stocks (SIC 3800-3899 US Companies)  100.0  147.2  153.3  174.3  177.0  292.7




     Cumulative shareholder return data respecting the Nasdaq Stock Market (U.S. and Foreign) is included as the comparable broad market index. Even though UTMD's common stock traded on the NYSE for the reporting period, Nasdaq Stocks Standard Industrial Classification Codes 3800 through 3899 for U.S. Companies is included in UTMD's peer group because such groups include companies of comparable market capitalization and UTMD is now trading on the Nasdaq.

                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors retained Tanner + Co. as the Company's auditor and independent certified public accountants for the years ended December 31, 1997, 1998 and 1999. The selection of the Company's auditors for the current fiscal year is not being submitted to the shareholders for their consideration in the absence of a requirement to do so. The selection of the independent auditors for 2000 will be made by the Company's Board of Directors, with the advice of the Audit Committee, at such time as they may deem it appropriate. There are no disagreements on accounting policies or practices between the Company and its auditors.

     It is anticipated that representatives of Tanner + Co. will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions.



     SHAREHOLDER  PROPOSALS


     No proposals have been submitted by shareholders of the Company for consideration at the Annual Meeting. It is anticipated that the next Annual Meeting of Shareholders will be held during May 2001. Shareholders may present proposals for inclusion in the Proxy Statement to be mailed in connection with the 2001 Annual Meeting of Shareholders of the Company, provided such proposals are received by the Company no later than December 8, 2000, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.



     MISCELLANEOUS


OTHER  BUSINESS

     Management does not know of any business other than that referred to in the Notice which may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.



                                           By Order of the Board of Directors,

                                           UTAH MEDICAL PRODUCTS, INC.

                                           /s/ Kevin L. Cornwell

Salt Lake City, Utah                       Kevin  L.  Cornwell
March 24, 2000                             Chairman  and  CEO

                                      PROXY

ANNUAL MEETING OF THE SHAREHOLDERS OF         (THIS PROXY IS SOLICITED ON BEHALF
UTAH MEDICAL PRODUCTS, INC.                           OF THE BOARD OF DIRECTORS)

     The undersigned hereby appoint Kevin L. Cornwell and Paul O. Richins, and each of them, proxies, with full power of substitution, to vote the shares of common stock of Utah Medical Products, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the corporate offices of the Company, 7043 South 300 West, Midvale, Utah, on May 12, 2000, at 12:00 noon, local time, and any postponement or adjournment(s) thereof, such proxies being directed to vote as specified below. IF NO INSTRUCTIONS ARE SPECIFIED, SUCH PROXIES WILL BE VOTED "FOR" EACH PROPOSAL.

     To vote in accordance with the Board of Directors' recommendations, sign below; the "FOR" boxes may, but need not be, checked. To vote against any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" or "AGAINST," below.

(1) To elect Kevin L. Cornwell and Paul O. Richins as directors of the Company to serve three year terms and until their successors are elected and qualified;

        KEVIN  L.  CORNWELL:             FOR [ ]         WITHHOLD  AUTHORITY [ ]

        PAUL  O.  RICHINS:               FOR [ ]         WITHHOLD  AUTHORITY [ ]


(2) To transact such other business as may properly come before the Annual Meeting.

                      FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.


----------------------------------            ----------------------------------
            Dated                                       No.  of  Shares


----------------------------------            ----------------------------------
          Signature                             Signature  (if  held  jointly)


----------------------------------            ----------------------------------
          Print  Name                                     Print  Name

PLEASE  MARK,  SIGN,  DATE,  AND  RETURN  PROXY  IN  THE BUSINESS REPLY ENVELOPE
PROVIDED.  NO  POSTAGE  IS  REQUIRED  IF  MAILED  IN  THE  UNITED  STATES.

                           Utah Medical Products, Inc.
                               7043 South 300 West
                              Midvale, Utah  84047